UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 27, 2021
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.

Exelon Corporation (“Exelon”) held its annual meeting of shareholders on April 27, 2021. At the 2021 annual meeting, the shareholders:
•Elected all 12 director nominees named in the 2021 Proxy Statement to the Exelon Board of Directors,
•Ratified the appointment of PricewaterhouseCoopers LLP as Exelon’s independent auditor for 2021,
•Approved, on an advisory basis, the compensation of Exelon’s named executive officers as disclosed in the 2021 Proxy Statement, and
•Did not approve the shareholder proposal requesting a report on the impact of Exelon plans involving electric vehicles and charging stations with regard to child labor outside the United States.

The following tables present the final results of voting for each matter submitted to a vote of the shareholders:

1.Election of Directors

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Anthony Anderson	747,165,784	20,726,449	2,044,502	68,870,339
Ann Berzin	763,173,431	4,797,948	1,965,356	68,870,339
Laurie Brlas	749,141,845	18,829,877	1,965,013	68,870,339
Marjorie Rodgers Cheshire	759,106,570	8,845,278	1,984,887	68,870,339
Christopher Crane	764,295,427	3,861,353	1,779,955	68,870,339
Yves de Balmann	750,888,709	16,731,388	2,316,638	68,870,339
Linda Jojo	754,334,960	13,656,508	1,945,267	68,870,339
Paul Joskow	748,063,328	19,679,180	2,194,227	68,870,339
Robert Lawless	752,463,696	15,399,204	2,073,835	68,870,339
John Richardson	764,409,254	3,534,946	1,992,535	68,870,339
Mayo Shattuck III	695,216,369	72,104,475	2,615,891	68,870,339
John Young	750,854,545	17,029,668	2,052,522	68,870,339

2.     Ratification of Independent Auditor

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
793,699,110	43,847,321	1,260,643	N/A

3.     Advisory Vote to Approve Compensation of our Named Executive Officers (Say-on-Pay)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
714,645,332	51,291,796	3,999,607	68,870,339

4.     Shareholder Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
39,325,711	724,081,388	6,529,636	68,870,339

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Carter Culver
Carter Culver
Senior Vice President and Deputy General Counsel
Exelon Corporation

April 30, 2021

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.